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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 12, 2001


                              ACE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                  333-45458                    56-2088493
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


    525 Morrison Blvd.,
       Suite 318
 Charlotte, North Carolina                                         28211
  (Address of Principal                                          (Zip Code)
    Executive Offices)


Registrants telephone number, including area code, is (704) 365-0569.


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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1. Pooling and Servicing Agreement,  dated as of November 1, 2001 among ACE
Securities   Corp.,  as  depositor,   Wells  Fargo  Bank   Minnesota,   National
Association, as master servicer and First Union National Bank, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                 ACE SECURITIES CORP.


                                                 By: /s/: Douglas K. Johnson
                                                     ---------------------------
                                                 Name: Douglas K. Johnson
                                                 Title: President

Dated: December 12, 2001

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 ACE SECURITIES CORP.

                                                 By: /s/: Douglas K. Johnson
                                                     ---------------------------
                                                 Name: Douglas K. Johnson
                                                 Title: President

Dated: December 12, 2001

                                  EXHIBIT INDEX

               Item 601 (a) of         Sequentially
Exhibit        Regulation S-K          Numbered
Number         Exhibit No.             Description                         Page
------         -----------             -----------                         ----
1              4                       Pooling and Servicing               5
                                       Agreement